SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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The Calvert Fund

Calvert Impact Fund, Inc.

Calvert Management Series

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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EXTREMELY IMPORTANT – PLEASE VOTE NOW!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements with respect to your Funds. Shareholders are being asked to vote to approve the new agreements.

This letter was sent because you held shares in one or more Calvert Funds as of the record date, December 22, 2020. To date, we have not received your vote.

YOUR FUND BOARD(S) UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

VOTE NOW

Please vote using one of these options:

1.	VOTE ONLINE – Please visit the website for online voting on the enclosed proxy card and follow the on-screen instructions. You will need to enter the control number located in the box on your card to vote.

2.	VOTE BY MOBILE - Scan the QR code shown on the enclosed proxy card using your mobile phone’s camera or any QR code reader application and follow the on-screen instructions. Open your QR code reader and hold your device so that the QR code appears in the view finder and tap on the notification link that appears to go directly to online voting.

3.	VOTE BY PHONE - Call the toll-free number listed on the enclosed proxy card and follow the recorded instructions. You will need to enter the control number located in the box on your card to vote.

4.	VOTE BY MAIL - Complete, sign and date the enclosed proxy card and then return it in the enclosed postage paid envelope.

The proxy materials we sent contain important information regarding proposals you and other shareholders are being asked to consider. Please read the materials carefully. If you have questions regarding the proposals, or need assistance with voting, please call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-877-225-6862.

Thank you for your prompt attention to this matter.

CalvertReminderrNEW2021